CMA NEW YORK
MUNICIPAL MONEY FUND


Annual Report






March 31, 1998

MERRILL LYNCH BULL LOGO




Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CMA New York
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the year ended March 31, 1998, CMA New York Municipal Money Fund paid shareholders a net annualized yield of 3.09%.* As of March 31, 1998, the Fund's 7-day yield was 2.95%.

Economic Environment and
Investment Strategy
During the six-month period ended March 31, 1998, the New York State economy continued to grow modestly, led by increased growth in retail sales and services. Job growth continues to trail the national average but is still moving steadily higher on the strength of the state's diverse economic makeup. Personal income levels continued to rise, led by Wall Street's powerful surge and consumer confidence that has reached historic levels. General fund tax receipts are predicted to increase by $1 billion or 2.9%, with personal income tax receipts leading growth with a 7.1% increase over original 1998 estimates. Governor George Pataki's proposed budget for fiscal year 1999 outlines a plan to allocate the record $1.8 billion cash surplus now projected for fiscal 1998 and increase spending while continuing tax reductions previously approved by the state legislature. There are even projections that because of the large surplus generated by the state this year that the budget approval process, which has been delinquent over the past nine years, would be completed on schedule this year. New York legislative leaders from both parties agreed that there could be as much as $1.2 billion available to spend because of a combination of possible higher revenues and decreased expenses as a result of state government downsizing.

Throughout the six-month period ended March 31, 1998, the new issuance of short-term New York debt totalled approximately $4.01 billion, nearly unchanged from the $4.02 billion in debt issued in the previous six-month period. During the period, net assets of CMA New York Municipal Money Fund ranged between $1.20 billion and $1.58 billion, with net assets as of March 31, 1998 at approximately $1.56 billion. Throughout the Fund's fiscal year ended March 31, 1998, we maintained an average portfolio maturity range between 35 days--70 days, with a greater investment weighting toward tax-exempt commercial paper and variable rate demand notes. We held this relatively neutral stance because strong domestic economic growth kept the Federal Reserve Board in a tightening bias for all of 1997, even though inflation has decelerated. This strategy gave the Fund the flexibility to adjust to a higher or lower interest rate scenario quickly and with less risk to performance.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


During the Fund's fiscal year, the largest Fund position was in tax-exempt commercial paper, which we extended out three months--four months when we thought interest rates would decline and kept short when we were concerned about interest rates moving higher. This strategy enhanced the Fund's performance for most of the year except on two occasions (April 1997--May 1997 and November 1997--December
1997) when variable rate demand rates soared because of tax season outflows, heavy variable rate note issuance and technical pressures caused by year-end. Nonetheless, CMA New York Municipal Money Fund outperformed the majority of similar New York tax-exempt municipal money market funds for the year ended March 31, 1998. As the 1998 tax season continues, we anticipate increasing our variable rate demand note holdings and reducing our tax-exempt commercial paper position as overall money market outflows increase and variable rates increase. We expect to maintain this strategy until mid-May when the state's school districts and municipalities begin the majority of their note issuance. At that time, depending on the inflationary risks facing a still strong domestic economy, we will determine whether to become more heavily invested in tax-exempt notes or continue to maintain our relatively neutral position.

Finally, we continue to maintain the highest-quality portfolio possible. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the ever-changing marketplace.

In Conclusion
We thank you for your support of CMA New York Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



May 4, 1998



Portfolio Abbreviations for CMA New York Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
TAN       Tax Anticipation Notes
TRAN      Tax Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                           (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York--         $    890   Albany, New York, BAN, UT, Series A, 4.25% due 12/18/1998                        $     892
101.6%                1,049   Albany, New York, Housing Authority, Private Act Revenue Bonds (Historic
                              Bleeker Terrace), VRDN, AMT, 3.80% due 3/01/2015 (a)                                 1,049
                      2,500   Albany, New York, IDA, IDR, Refunding (Albany Ventures Inc. Project),
                              VRDN, 3.64% due 12/29/2010 (a)                                                       2,500
                      1,565   Brockport, New York, Central School District, BAN, UT, 4.25% due 12/17/1998          1,570
                     13,000   Buffalo, New York, RAN, 4.40% due 8/05/1998                                         13,026
                      6,250   Connetquot Central School District, Islip, New York, UT, 4.25% due 6/25/1998         6,256
                     10,000   Copake Taconic Hills, New York, Central School District, BAN, 4.25%
                              due 4/08/1999                                                                       10,053
                              Eagle Tax-Exempt Trust, VRDN (a):
                      7,200     New York City, Series 1994-C4, 3.70% due 8/01/2003                                 7,200
                     20,000     New York Medical Care, New York Hospital, Series 1995-3201, 3.77%
                                due 8/15/2024                                                                     20,000
                     27,000     New York State Electric Gas Corp., Series 1994-3201, 3.82% due 4/01/2034          27,000
                     13,000     New York State Local Government Assistance, Series A, 3.40%
                                due 4/01/2017                                                                     13,000
                      7,000   Farmingdale, New York (Unified Free School District), 4.25% due 6/29/1998            7,006
                              Harrison, New York (Central School District):
                     14,745     BAN, 4% due 3/18/1999                                                             14,804
                      6,450     BAN, UT, 4.25% due 7/17/1998                                                       6,456
                      2,200     TAN, UT, 4.25% due 6/26/1998                                                       2,202
                     13,000   Hempstead, New York (Unified Free School District), TAN, UT, 4.25% due
                              6/30/1998                                                                           13,011
                     10,000   Hempstead Town, New York, BAN, UT, Series D, 4% due 10/15/1998                      10,009
                      3,400   Lancaster, New York, IDA, IDR (Jiffy Tite Co. Inc.), VRDN, 3.74% due
                              4/01/2018 (a)                                                                        3,400
                      2,955   Monroe County, New York, IDA (Coopervision Project), VRDN, 3.89%
                              due 1/01/2012 (a)                                                                    2,955
                              Municipal Assistance Corporation, City of New York, New York:
                     21,000     CP, Series 2, 3.15% due 4/08/1998                                                 21,000
                      7,525     Refunding, Series E, 4.10% due 7/01/1998                                           7,530
                      4,340     Refunding, Series L, 4.50% due 7/01/1998                                           4,347
                     14,000     Series F, 3.20% due 4/03/1998 (d)                                                 14,000
                     12,900     VRDN, Sub-Series K-2, 3.90% due 7/01/2008 (a)                                     12,900
                     20,000   Nassau County, New York, RAN, Series B, 4.25% due 4/10/1998                         20,002
                              New York City, New York, CP:
                     24,600     3.15% due 4/06/1998                                                               24,600
                     20,000     3.25% due 4/06/1998                                                               20,000
                      2,000     3.75% due 4/06/1998                                                                2,000
                     12,000     3.75% due 4/08/1998                                                               12,000
                     25,500     3.50% due 4/09/1998                                                               25,500
                      5,000     3.65% due 4/09/1998                                                                5,000


CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York                      New York City, New York, CP (concluded):
(continued)        $ 19,000     3.60% due 4/19/1998                                                            $  19,000
                      2,000     3.80% due 5/08/1998                                                                2,000
                      6,100     3.65% due 7/15/1998                                                                6,100
                      4,400     3.55% due 8/07/1998                                                                4,400
                     21,200     3.50% due 8/10/1998                                                               21,200
                     52,100     3.50% due 8/11/1998                                                               52,100
                      2,000   New York City, New York, City Housing Development Corporation,
                              Residential Mortgage Revenue Bonds (East 17th Street), VRDN, Series A,
                              3.70% due 1/01/2023 (a)                                                              2,000
                              New York City, New York, GO, VRDN (a):
                      1,400     3.85% due 8/01/2020                                                                1,400
                      5,000     MSTR, SGB-36, UT, 3.70% due 6/01/2022 (d)                                          5,000
                        600     Series C, 3.80% due 10/01/2023                                                       600
                     14,850     UT, BTP-264, 3.80% due 8/01/2009                                                  14,850
                      6,350     UT, Series B, Sub-Series B-2, 3.70% due 8/15/2003 (c)                              6,350
                      3,300     UT, Series B, Sub-Series B-3, 3.70% due 8/15/2004 (c)                              3,300
                      2,700     UT, Series B, Sub-Series B-4, 3.70% due 8/15/2023 (c)                              2,700
                      4,500     UT, Series B, Sub-Series B-7, 3.70% due 8/15/2018 (d)                              4,500
                      1,600     UT, Sub-Series A-4, 3.65% due 8/01/2022                                            1,600
                     21,600     UT, Sub-Series A-4, 3.65% due 8/01/2023                                           21,600
                        400     UT, Sub-Series A-5, 3.70% due 8/01/2016                                              400
                      2,300     UT, Sub-Series A-7, 3.70% due 8/01/2021                                            2,300
                        400     UT, Sub-Series A-10, 3.70% due 8/01/2016                                             400
                        400     UT, Sub-Series B-2, 3.80% due 8/15/2020                                              400
                        500     UT, Sub-Series B-4, 3.80% due 8/15/2023                                              500
                              New York City, New York, Housing Development Corporation, M/F Housing
                              Revenue Bonds, VRDN, Series A (a):
                     54,600     (Monterey), 3.50% due 11/15/2019 (f)                                              54,600
                     32,400     (West 89th Street), AMT, 3.60% due 12/01/2029                                     32,400
                     20,000   New York City, New York, Housing Development Corporation, M/F Rental
                              Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 3.50%
                              due 11/15/2019 (a)                                                                  20,000
                      1,600   New York City, New York, IDA, IDR (Bowe Industry Inc. Project), VRDN, AMT,
                              Series K, 3.50% due 11/01/2010 (a)                                                   1,600
                              New York City, New York, Municipal Water Finance Authority, Water and
                              Sewer System Revenue Bonds:
                     18,500     CP, 3.40% due 4/09/1998                                                           18,500
                     18,700     CP, 3.45% due 5/08/1998                                                           18,700
                     30,400     CP, 3.60% due 6/25/1998                                                           30,400
                     21,700     VRDN, MSTR, SGB-25, 3.80% due 6/15/2023 (a)(c)                                    21,700
                     30,000     VRDN, MSTR, SGB-26, 3.80% due 6/15/2029 (a)(c)                                    30,000
                     31,530     VRDN, MSTR, SGB-27, 3.80% due 6/15/2024 (a)(b)(e)                                 31,530
                      9,500     VRDN, Series 93-C, 3.70% due 6/15/2022 (a)(b)                                      9,500
                      8,200     VRDN, Series A, 3.70% due 6/15/2025 (a)(b)                                         8,200
                      1,100     VRDN, Series C, 3.70% due 6/15/2023 (a)(b)                                         1,100
                      3,800     VRDN, Series G, 3.65% due 6/15/2024 (a)(b)                                         3,800
                     15,590   New York City, New York, Refunding, Series G, 4.25% due 8/01/1998                   15,623
                              New York City, New York, UT:
                     31,800     RAN, Series A, 4.50% due 6/30/1998                                                31,862
                      5,400     VRDN, Series B, Sub-Series B-6, 3.65% due 8/15/2005 (a)(c)                         5,400
                              New York State, CP:
                     10,000     3.60% due 6/18/1998                                                               10,000
                     20,000     3.55% due 7/12/1998                                                               20,000



CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                               (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York                      New York State Dormitory Authority Revenue Bonds:
(continued)        $ 13,000     CP, 3.50% due 4/07/1998                                                        $  13,000
                      5,045     (Foundling Charitable), VRDN, 3.60% due 7/01/2012 (a)                              5,045
                      7,500     (Memorial Sloan Kettering), CP, Series A, 3% due 4/08/1998                         7,500
                      1,600     (Memorial Sloan Kettering), CP, Series A, 3.55% due 7/10/1998                      1,600
                      2,600     (Memorial Sloan Kettering), CP, Series B, 3% due 4/08/1998                         2,600
                      2,000     (Memorial Sloan Kettering), CP, Series B, 3.55% due 7/10/1998                      2,000
                     13,600     (Memorial Sloan Kettering), CP, Series C, 3.30% due 4/08/1998                     13,600
                      1,300     (Memorial Sloan Kettering), CP, Series C, 3.55% due 7/10/1998                      1,300
                      7,000     (Memorial Sloan Kettering), CP, Series C, 3.50% due 7/14/1998                      7,000
                      4,395     (Memorial Sloan Kettering), CP, Series D, 3% due 4/08/1998                         4,395
                      3,870     Refunding (Secured Hospital-Brookdale Hospital), Series J, 3.90%
                                due 2/15/1999                                                                      3,870
                              New York State Energy Research and Development Authority, Electric Facilities
                              Revenue Bonds (Long Island Lighting Co. Project), VRDN, AMT (a):
                     15,000     Series A, 3.70% due 8/01/2025                                                     15,000
                      6,880     Series A, 3.55% due 12/01/2027                                                     6,880
                     18,300     Series B, 3.70% due 11/01/2023                                                    18,300
                              New York State Energy Research and Development Authority, PCR, VRDN (a):
                     26,300     (Niagara Mohawk Power Corporation Project), AMT, Series A, 3.70% due
                                12/01/2023                                                                        26,300
                     31,400     (Niagara Mohawk Power Corporation Project), AMT, Series B, 3.70% due
                                7/01/2027                                                                         31,400
                      9,000     Refunding (New York State Electric and Gas), Series D, 3.65% due
                                10/01/2029                                                                         9,000
                     26,900   New York State Environmental Facilities Corporation, Resource Recovery
                              Revenue Bonds (OFS Equity Huntington Project), VRDN, AMT, 3.75% due
                              11/01/2014 (a)                                                                      26,900
                      1,700   New York State Environmental Facilities Corporation, Solid Waste Disposal
                              Revenue Bonds, CP, 3.20% due 4/03/1998                                               1,700
                     29,450   New York State Environmental Facilities Corporation, Water Facilities
                              Revenue Bonds, CP, 3.20% due 4/03/1998                                              29,450
                              New York State, HFA, Revenue Bonds, VRDN (a):
                     29,300     (East 84th Street), AMT, Series A, 3.60% due 11/01/2028                           29,300
                      8,600     (Normandie Court-I Project), 3.50% due 5/15/2015                                   8,600
                     18,000     (Tribeca Landing Housing), AMT, Series A, 3.50% due 11/01/2030                    18,000
                              New York State Local Government Assistance Corporation, VRDN (a):
                     14,300     Series B, 3.40% due 4/01/2023                                                     14,300
                      2,700     Series C, 3.45% due 4/01/2025                                                      2,700
                     11,900     Series F, 3.40% due 4/01/2025                                                     11,900
                        500   New York State Medical Care Facilities Finance Agency, Special Obligation,
                              Mental Services Facilities Improvement Bonds, Series A, 7.70% due 11/01/1998           511
                              New York State Power Authority, CP:
                      5,500     3% due 4/06/1998                                                                   5,500
                     10,000     3.40% due 5/01/1998                                                               10,000
                              New York State Power Authority, Revenue and General Purpose Bonds, CP:
                     18,000     3.20% due 4/06/1998                                                               18,000
                     25,000     3.60% due 4/06/1998                                                               25,000
                      7,600     3.20% due 4/09/1998                                                                7,600
                     11,000     3.60% due 5/01/1998                                                               11,000
                     11,500     3.60% due 5/11/1998                                                               11,500
                     20,000     3.60% due 6/10/1998                                                               20,000
                     21,000     3.45% due 6/11/1998                                                               21,000



CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTCLUDED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New York           $ 43,890   New York State Power Authority, Revenue and General Purpose Bonds
(concluded)                   (Junior Lien), 3.60% due 9/01/1998                                               $  43,890
                              New York State Thruway Authority, General Revenue Bonds, VRDN (a):
                     14,800     3.70% due 1/01/2024 (b)                                                           14,800
                      7,000     MSTR, Series SG-31, 3.75% due 1/01/2025                                            7,000
                      2,000   Oceanside, New York (Unified Free School District), TAN, UT, 4.25% due
                              6/26/1998                                                                            2,002
                      1,000   Oneida County, New York, Refunding, 4% due 3/15/1999 (b)                             1,002
                      5,000   Oswego County, New York, BAN, AMT, UT, 4.50% due 5/08/1998                           5,002
                     12,500   Patchogue-Medford, New York (Unified Free School District), TAN, UT, 4.25%
                              due 6/25/1998                                                                       12,510
                              Port Authority of New York and New Jersey, AMT:
                      2,840     CP, 3% due 4/08/1998                                                               2,840
                      2,515     CP, 3.55% due 7/10/1998                                                            2,515
                      9,765     VRDN, Series SG-52, 3.80% due 3/01/2016 (a)(c)                                     9,765
                     16,830   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds,
                              VRDN, AMT, SG-93, 3.80% due 12/01/2015 (a)(c)                                       16,830
                              Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN (a):
                     15,400     AMT, Refunding, Series 1-R, 3.75% due 8/01/2028                                   15,400
                      1,800     Series 5, 3.70% due 8/01/2024                                                      1,800
                     15,400     Series 6, 3.70% due 12/01/2017                                                    15,400
                     14,590   Rochester, New York, BAN, UT, Series IV, 4.25% due 10/29/1998                       14,621
                      3,600   Schenectady County, New York, IDA, IDR (Super Steel Inc. Project), VRDN,
                              AMT, Series A, 3.65% due 5/01/2006 (a)                                               3,600
                      9,015   Schenectady, New York, BAN, Series A, 4% due 4/08/1999                               9,041
                     27,000   Suffolk County, New York, IDA, IDR (Nissequogue Cogeneration Partners), VRDN,
                              3.65% due 12/15/2023 (a)                                                            27,000
                      7,500   Suffolk County, New York, TAN, UT, Series II, 4.50% due 9/10/1998                    7,522
                     11,535   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Community
                              Development Properties-Larned Project), VRDN, 3.75% due 4/01/2018 (a)               11,535
                      8,935   Three Village Central School District, New York (Brookhaven and Smithtown),
                              TAN, UT, 4.25% due 6/30/1998                                                         8,943
                        100   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                              Revenue Bonds, VRDN, 3.45% due 1/01/2024 (a)(b)                                        100
                      9,750   Waterloo, New York, Central School District, BAN, UT, 4% due 3/17/1999               9,777
                     20,000   Westchester County, New York, TAN, UT, 3.59% due 12/29/1998                         20,002
                      6,440   William Floyd, New York (Unified Free School District), TAN, UT, 4.25%
                              due 6/30/1998                                                                        6,445

Puerto Rico--         5,000   Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998                        5,016
0.3%
                              Total Investments (Cost--$1,584,992*)--101.9%                                    1,584,992

                              Liabilities in Excess of Other Assets--(1.9%)                                      (28,971)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $1,556,021
                                                                                                              ==========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)FGIC Insured.

See Notes to Financial Statements.

(c)MBIA Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)FNMA Collateralized.
  *Cost for Federal income tax purposes.



CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$1,584,992,214) (Note 1a)                                       $  1,584,992,214
Cash                                                                                                           1,451,444
Interest receivable                                                                                            9,463,190
Prepaid registration fees and other assets (Note 1d)                                                              41,982
                                                                                                        ----------------
Total assets                                                                                               1,595,948,830
                                                                                                        ----------------
Liabilities:
Payables:
 Securities purchased                                                             $     38,702,430
 Investment adviser (Note 2)                                                              595,018
 Distributor (Note 2)                                                                     437,475
 Dividends to shareholders (Note 1e)                                                          131
 Beneficial interest redeemed                                                                 105             39,735,159
                                                                                  ----------------
Accrued expenses and other liabilities                                                                           193,090
                                                                                                        ----------------
Total liabilities                                                                                             39,928,249
                                                                                                        ----------------
Net Assets                                                                                              $  1,556,020,581
                                                                                                        ================
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                              $    155,691,478
Paid-in capital in excess of par                                                                           1,401,142,780
Accumulated realized capital losses--net (Note 4)                                                               (813,677)
                                                                                                        ----------------
Net Assets--Equivalent to $1.00 per share based on 1,556,914,778 shares of
beneficial interest outstanding                                                                         $  1,556,020,581
                                                                                                        ================


See Notes to Financial Statements.


CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                $     48,409,973
Expenses:
Investment advisory fees (Note 2)                                                $      5,848,065
Distribution fees (Note 2)                                                              1,646,549
Transfer agent fees (Note 2)                                                              225,365
Registration fees (Note 1d)                                                               115,542
Accounting services (Note 2)                                                              112,683
Custodian fees                                                                             70,823
Professional fees                                                                          66,863
Pricing fees                                                                               13,211
Trustees' fees and expenses                                                                 9,756
Other                                                                                       7,252
                                                                                 ----------------
Total expenses                                                                                                 8,116,109
                                                                                                        ----------------
Investment income--net                                                                                        40,293,864
Realized Loss on Investments--Net (Note 1c)                                                                      (14,703)
                                                                                                        ----------------
Net Increase in Net Assets Resulting from Operations                                                    $     40,279,161
                                                                                                        ================

See Notes to Financial Statements.



CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                      1998                   1997
Operations:
Investment income--net                                                            $    40,293,864        $    32,928,337
Realized loss on investments--net                                                         (14,703)                  (802)
                                                                                  ---------------        ---------------
Net increase in net assets resulting from operations                                   40,279,161             32,927,535
                                                                                  ---------------        ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                (40,290,474)           (32,920,755)
                                                                                  ---------------        ---------------
Net decrease in net assets resulting from dividends to shareholders                   (40,290,474)           (32,920,755)
                                                                                  ---------------        ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                    5,366,386,741          4,110,518,531
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                    40,289,876             32,921,515
                                                                                  ---------------        ---------------
                                                                                    5,406,676,617          4,143,440,046
Cost of shares redeemed                                                            (5,086,967,045)        (4,039,388,472)
                                                                                  ---------------        ---------------
Net increase in net assets derived from beneficial interest transactions              319,709,572            104,051,574
                                                                                  ---------------        ---------------
Net Assets:
Total increase in net assets                                                          319,698,259            104,058,354
Beginning of year                                                                   1,236,322,322          1,132,263,968
                                                                                  ---------------        ---------------
End of year                                                                       $ 1,556,020,581        $ 1,236,322,322
                                                                                  ===============        ===============

See Notes to Financial Statements.


CMA NEW YORK MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:             1998          1997             1996            1995           1994
Per Share Operating Performance:
Net asset value, beginning of year              $     1.00     $     1.00      $     1.00      $     1.00     $     1.00
                                                ----------     ----------      ----------      ----------     ----------
Investment income--net                                 .03            .03             .03             .03            .02
                                                ----------     ----------      ----------      ----------     ----------
Total from investment operations                       .03            .03             .03             .03            .02
                                                ----------     ----------      ----------      ----------     ----------
Less dividends from investment income--net            (.03)          (.03)           (.03)           (.03)          (.02)
                                                ----------     ----------      ----------      ----------     ----------
Net asset value, end of year                    $     1.00     $     1.00      $     1.00      $     1.00     $     1.00
                                                ==========     ==========      ==========      ==========     ==========
Total Investment Return                              3.09%          2.94%           3.17%           2.59%          1.79%
                                                ==========     ==========      ==========      ==========     ==========
Ratios to Average Net Assets:
Expenses                                              .61%           .63%            .64%            .67%           .67%
                                                ==========     ==========      ==========      ==========     ==========
Investment income--net                               3.04%          2.88%           3.12%           2.59%          1.78%
                                                ==========     ==========      ==========      ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)          $1,556,021     $1,236,322      $1,132,264      $  919,852     $  772,760
                                                ==========     ==========      ==========      ==========     ==========


See Notes to Financial Statements.



CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New York Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,390 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $814,000, of which $203,000 expires in 2001, $293,000 expires in 2002, $304,000 expires in 2003, $2,000 expires in 2004 and $12,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carry-forward in the amount of $80,520 has been reclassified to paid-in capital in excess of par.


<AUDIT-REPORT>
CMA NEW YORK MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA New York Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 8, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.